CALVERT ULTRA-SHORT INCOME FUND (the “Fund”)

Supplement to Summary Prospectus dated February 1, 2017 as revised October 3, 2017

The Board of Trustees of the Fund recently approved certain changes to the Fund described below, including a change to the name of the Fund and changes to certain terms of the Fund shares.  These changes will be effective over the next few months on the dates set forth below.

In addition, effective on December 8, 2017, all Class Y shares of the Fund will convert to Class I shares.  Thereafter, Class Y shares will be terminated.

1.

The following changes are effective immediately:

a.

The following is added as the second sentence in the first paragraph under “Fees and Expenses of the Fund”:

Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below.

b.

The following sentence is added to “Principal Investment Strategies”:

The portfolio managers may also use sector rotation strategies in their management of the Fund.

c.

The expiration date of the expense reimbursements described in the footnote following the Annual Fund Operating Expenses table under “Fees and Expenses of the Fund” is now January 31, 2019.

d.

The following replaces the Example under “Fees and Expenses of the Fund”:

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$203	$379	$570	$1,121	$203	$379	$570	$1,121
Class Y shares	$53	$167	$291	$653	$53	$167	$291	$653
Class I shares	$51	$165	$289	$651	$51	$165	$289	$651
Class R6 shares	$51	$165	$289	$651	$51	$165	$289	$651

e.

The following sentence is added to the first paragraph in “Principal Investment Strategies”:

The Fund is not a money market fund and does not seek to maintain a stable net asset value.

f.

The following sentence is added to the seventh paragraph in “Principal Investment Strategies”:

The Fund generally defines ultra-short duration securities as those with durations of less than or equal to one year.

2.

The following changes are effective November 6, 2017:

a.

The name of the Fund is changed to Calvert Ultra-Short Duration Income Fund.

b.

The following replaces “Buying and Selling Shares” with respect to Class A, Class I and Class R6 shares.  Class Y shares will continue to be offered subject to the terms set forth under “Buying and Selling Shares”:

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  Class C shares are only available for purchase through a financial intermediary.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C, $250,000 for Class I and $1,000,000 for Class R6 (waived in certain circumstances).  There is no minimum for subsequent investments.

3.

Effective December 7, 2017, the Fund no longer offers Class Y shares.

October 6, 2017	27331 10.6.17